                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                          PHARMAPRINT INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                      [LOGO]

                            ------------------------

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                               SEPTEMBER 8, 1998
                             ---------------------

To the Stockholders of PharmaPrint Inc:

    On behalf of the Board of Directors, you are hereby notified of and cordially invited to attend the Annual Meeting of Stockholders of PharmaPrint Inc. (the "Company") to be held on Tuesday, September 8, 1998 at 9:00 a.m., local time, at the Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, California, 92614. At the meeting you are being asked to:

    1. Elect seven (7) directors to hold office until the Company's next Annual Meeting of Stockholders;

    2. Approve the amendment of the Company's 1995 Stock Plan, As Amended (the "Plan"), to increase the number of shares of common stock authorized for issuance thereunder from 2,200,000 shares to 2,900,000 shares;

    3. Approve the appointment of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999; and

    4.  Transact such other business as may properly come before the meeting.

    The Board of Directors has fixed the close of business on August 5, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting. Only holders of Common Stock at the close of business on the record date will be entitled to vote at the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

    Whether or not you plan to attend the Annual Meeting in person, please sign, date, and return your proxy in the enclosed envelope so that your shares may be voted at the meeting. If the shares are held in more than one name, all holders of record must sign. If you plan to attend the Annual Meeting, please notify me so that identification can be prepared for you. Thank you for your interest and consideration.

                                          By Order of the Board of Directors,

                                                    [SIGNATURE]

                                          Tasneem A. Khwaja, Ph.D.
                                          SECRETARY

Irvine, California
August 7, 1998

STOCKHOLDERS OR OMNIBUS PROXIES ARE URGED TO SIGN, DATE, AND PROMPTLY MAIL THE CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                PHARMAPRINT INC.
                               ------------------

                                PROXY STATEMENT

     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 1998

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation, on behalf of the Board of Directors of PharmaPrint Inc., a Delaware corporation ("PharmaPrint" or the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company ("Annual Meeting"), to be held at the Hyatt Regency Hotel, 17900 Jamboree Road, Irvine California, 92614, on Tuesday, September 8, 1998 at 9:00 a.m., and at any and all adjournments thereof. This Proxy Statement and the enclosed form of proxy are first being mailed on or about August 7, 1998. The mailing address of the principal executive offices of the Company is 4 Park Plaza, Suite 1900, Irvine, California 92614.

RECORD DATE AND VOTING

    Only the stockholders of record at the close of business on August 5, 1998 will be entitled to vote at the meeting. At the close of business on July 27, 1998 there were 13,651,589 shares of the Company's Common Stock, par value $.001 ("Common Stock") outstanding and entitled to vote, held by 116 stockholders of record. No shares of the Company's preferred stock are outstanding. Each stockholder is entitled to one vote for each share of Common Stock held as of the record date.

    If a choice as to matters coming before the Annual Meeting has been specified by a stockholder in a Proxy, the shares will be voted accordingly. If no choice has been specified, the shares will be voted FOR the nominees for director and the proposals described in the Notice of Annual Meeting and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee indicating the lack of discretion or authority to vote on the matter) are each included in the determination of the presence or absence of a quorum for the transaction of business. An affirmative vote of the majority of the votes cast at the meeting is required for the election of each director and for the approval of the other proposals. Abstentions are counted in all tabulations of the votes cast and will have the same effect as a vote "against". Broker non-votes are not counted for purposes of determining whether a proposal has been approved or not.

    PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, RETURN ENVELOPE NO LATER THAN AUGUST 28, 1998 SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Company's Bylaws provide for the election of all Directors at each Annual Meeting and for each Director elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The Board has selected seven nominees, all of whom are current directors of the Company. All nominees have consented to being named herein and to serve if elected.

    Shares represented by proxies solicited hereby will be voted FOR the election of the Board's nominees unless authority to so vote is withheld. If any or all of the nominees should become unable to or declines to serve as a director prior to the Annual Meeting, the proxies may be voted for a substitute nominee designated by the Board of Directors.

    The following sets forth, for each of the nominees, their principal occupation or employment during at least the last five years, and the period during which they have served as a Director of the Company.

    JOHN H. ABELES, MD, age 53, has been a director of the Company since August 1996. Dr. Abeles has served as President of MedVest, Inc., a venture capital and consulting firm, since 1980. He serves as a director of Encore Medical Inc., I-Flow Corporation, DUSA Pharmaceuticals, Inc. and Oryx Technology, Inc.

    LYLE ANDERSON, age 43, has been a director of the Company since August 1996. Mr. Anderson has been a private investor and financial consultant for the past 17 years. He serves as a financial principal in several privately held entities and provides financial analysis, debt/equity investment due diligence, and complex and varied financial negotiation assistance as an advisor to a large number and variety of ventures.

    ELLIOT P. FRIEDMAN, age 45, has been a director of the Company since November 1994. Mr. Friedman has been the Chairman of the Board of Directors and Chief Executive Officer since April 1997 and was the President and Chief Executive Officer of the Company from October 1995 to April 1997. He was also the Chief Financial Officer of the Company from November 1994 to December 1996. From July 1990 to July 1994, Mr. Friedman was co-founder and Chief Executive Officer of BioTek Solutions, a provider of systems used by pathologists to conduct diagnosis of cancer through the use of monoclonal antibodies and DNA probes.

    TASNEEM A. KHWAJA, Ph.D., age 63, has been a director of the Company since September 1994. Dr. Khwaja has been the Secretary of the Company since September 1994 and the Chief Scientific Officer of the Company since October 1995. From November 1994 to October 1995, Dr. Khwaja served as the Company's President and Chief Executive Officer and from September 1994 to April 1997 he served as the Chairman of the Board of Directors. Dr. Khwaja has been a Professor of Pathology at the University of Southern California ("USC") School of Medicine for the past 24 years.

    ERINCH R. OZADA, age 38, has been a director of the Company since June 1998. Since 1996, Mr. Ozada has been Chairman of the Board and Chief Executive Officer of Archery Capital LLC, an investment management company. From 1989 to 1996, Mr. Ozada was Vice President and from 1984 to 1989, was an associate with Goldman, Sachs & Co.

    PHILLIP G. TRAD, age 49, has been a director of the Company since November 1995 and Senior Vice President and General Counsel of the Company since November 1997. From 1988 until November 1997, Mr. Trad operated his own law practice in California. Mr. Trad has more than 20 years of experience providing legal representation to numerous companies including General Electric, RCA and NBC.

    NATHAN F. TROUM, MD, age 78, has been a director of the Company since August 1996. Since 1946, Dr. Troum has engaged in private medical practice specializing in general medicine and rheumatology.

COMPENSATION OF DIRECTORS

    Each non-employee director of the Company receives $2,500 for each meeting attended in person and $1,750 for any telephone meeting of the Board of Directors. In addition, pursuant to the Plan, each non-employee director of the Company annually receives options to purchase 10,000 shares of Common Stock of the Company, although Dr. Abeles and Mr. Ozada have agreed that in connection with their initial appointment to the Board of Directors in August 1996 and June 1998, respectively, the Company would issue each of them options to purchase 75,000 shares of Common Stock, such options to vest over three years, in lieu of an additional grant of options to purchase 10,000 shares pursuant to the Plan in years two and three of their service, if elected. The options to purchase Common Stock are granted at the fair market value of the Common Stock on the date of grant. The options shall vest quarterly over one year and expire ten years from the date of grant. Additionally, each non-employee director, including Dr. Abeles and Mr. Ozada, who serves on the Audit or Compensation Committees of the Board of Directors, and who provides significant services to the Company in such capacity, shall receive an additional grant of options to purchase 20,000 shares of Common Stock. Such options shall vest quarterly over one year and expire ten years from the date of grant.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

    The Board of Directors held nine meetings during fiscal 1998. Mr. Anderson was not present at one meeting. The Board of Directors currently has an Audit Committee, an Executive Committee, and a Compensation Committee and does not have a nominating committee. The Audit Committee makes recommendations to the Board of Directors as to the engagement or discharge of the independent public accountants; reviews the scope and results of the Company's internal auditing procedures; reviews the adequacy of the Company's system of accounting controls; and directs and supervises investigations into matters within the scope of its duties. Presently, the Audit Committee is composed of Dr. Abeles and Messrs. Anderson and Friedman. The Audit Committee met one time during fiscal 1998. The Executive Committee performs the functions delegated to it by the Board of Directors acting as a whole. The Executive Committee did not hold any meetings during fiscal 1998. Presently, the Executive Committee is composed of Messrs. Friedman and Trad and the Company intends to appoint an additional member thereto at its next regularly scheduled meeting of the Board of Directors. The Compensation Committee reviews and approves the compensation for the Company's executive officers and administers the Plan. The Compensation Committee held six meetings during fiscal 1998. Presently, this Committee is composed of Mr. Trad and the Company intends to appoint an additional member thereto at its next regularly scheduled meeting of the Board of Directors. Other than as noted above, all Directors attended all Board Meetings held during the period in which such Director was a Director, and all Committee Meetings of which such Director is a member.

BOARD RECOMMENDATION AND VOTE REQUIRED

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by Proxy and voting at the Annual Meeting (and the affirmative vote of the holders of a majority of the shares necessary for a quorum at the Annual Meeting) is required for the election of each Director.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

                                   PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN, AS AMENDED, TO
 INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER FROM 2,200,000
                           SHARES TO 2,900,000 SHARES

AMENDMENT

    The stockholders are being asked to vote on a proposal to amend the Company's Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 2,200,000 shares to 2,900,000 shares.

    As of June 30, 1998, the Company had outstanding non-qualified options for the purchase of an aggregate 2,106,304 shares of the Company's Common Stock with an average exercise price of $5.32 per share granted under the Plan, and non-qualified options for the purchase of an aggregate 149,000 shares of the Company's Common Stock with an average exercise price of $9.67 granted outside the Plan. 15,607 options have been exercised as of August 1, 1998. In order to provide sufficient shares for future options, on June 23, 1998 the Board of Directors approved a resolution authorizing an increase of the number of shares reserved for issuance under the Plan from 2,200,000 to 2,900,000 shares. The Board believes that granting fairly-priced stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees', directors', and consultants' proprietary interest in the Company's success and will assist the Company in attracting and retaining such individuals who can contribute significantly to the Company's success.

    Currently, the Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each person, who has not otherwise received a grant of options upon such person's initial appointment or election as a Non-Employee Director of the Company, shall automatically receive nonqualified options to purchase 10,000 shares of Common Stock upon such person's initial appointment or election as a Non-Employee Director of the Company and shall automatically receive options to purchase 10,000 shares of Common Stock each time re-elected to the Board of Directors as a Non-Employee Director. Such options shall have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant and shall vest quarterly over one year. Subject to earlier termination, each option shall expire ten years from the date of grant, and no option, even if vested, will be exercisable within six months of the date of grant of such option.

SUMMARY OF 1995 STOCK OPTION PLAN, AS AMENDED

    A general description of the basic features of the Plan is presented below. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to James R. Wodach, Chief Financial Officer, PharmaPrint Inc., 4 Park Plaza, Suite 1900, Irvine, California 92614.

PURPOSE

    The purpose of the Plan is to enable the Company to obtain and retain competent personnel who will contribute to the Company's success and to provide incentives to the participating directors, officers, key employees, consultants, scientific advisors and other personnel working directly or indirectly for the Company that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

TERM

    The term of each stock option shall be fixed by the Administrator (either the Board of Directors or a Committee thereof), but no stock option shall be exercisable more than ten (10) years after the date such stock option is granted; provided, however, that if an employee owns or is deemed to own more than 10% of the combined voting powers of all classes of stock of the Company and an incentive stock option is granted to such employee, the term of the Incentive Stock Option shall be no more than five (5) years from the date of grant.

ADMINISTRATION

    The Plan was administered by the Board until November 5, 1996, when the Board appointed the Compensation Committee and authorized it to administer the Plan. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the Plan is administered by the Compensation Committee of the Board of Directors. The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

ELIGIBILITY

    Directors, officers, key employees, consultants, scientific advisors, and other personnel working directly or indirectly for the benefit of the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted stock options under the Plan. As of June 30, 1998, the Company had 24 employees, of which nine are officers, and four directors who are not employees.

OPTIONS

    The option price per share of Common Stock purchasable under a stock option shall be determined by the Compensation Committee at the time of grant but shall not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, as that term is defined in the Plan. If an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company and an incentive stock option is granted to such employee, the option price of such incentive stock option shall be no less than 110% of the fair market value on the date of grant.

    The term of each stock option shall be fixed by the Compensation Committee, but no stock option shall be exercisable more than ten years after the date such stock option is granted; provided, however, that if an employee owns or is deemed to own more than 10% of the combined voting powers of all classes of stock of the Company and an incentive stock option is granted to such employee, the term of such incentive stock option shall be no more than five years from the date of grant.

    Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Compensation Committee at or after grant. If the Compensation Committee provides, in its discretion, that any stock option is exercisable only in installments, the Compensation Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Compensation Committee may determine in its sole discretion.

    Generally, under the form of the option agreement that the Committee is currently using for options granted under the Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death, whichever is earlier. The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

GRANTS TO NON-EMPLOYEE DIRECTORS

    Currently the Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each person, who has not otherwise received a grant of options upon such person's initial appointment or election as a Non-Employee Director of the Company, shall automatically receive nonqualified options to purchase 10,000 shares of Common Stock upon such person's initial appointment or election as a Non-Employee Director of the Company and shall automatically receive options to purchase 10,000 shares of Common Stock each time re-elected to the Board of Directors as a Non-Employee Director. Such options shall have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant and shall vest quarterly over a one-year period.

AMENDMENT AND TERMINATION

    The Board of Directors of the Company may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the optionee under any award theretofore granted without such optionee's consent.

    The Committee may amend the terms of any award theretofore granted, prospectively or retroactively, however, no such amendment shall impair the rights of any optionee without his or her consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1995 PLAN

    Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1995 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionee's exercising such options. The Company is not entitled to any tax deduction with respect to any capital gains realized by an optionee.

    Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code
Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. The difference between the option exercise price and the fair market value of the shares issuable upon exercise of the option is an "item of adjustment" for alternative minimum tax purposes. If the employee does not dispose of the shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of the shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income.

PLAN BENEFITS

    Because future grants of stock options are subject to the discretion of the Committee, all of the future benefits under the Plan cannot be determined at this time, except for the automatic grants to Non-Employee Directors as set forth above.

BOARD RECOMMENDATION AND VOTE REQUIRED

    The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by Proxy at the Annual Meeting (and the affirmative vote of the holders of a majority of the shares necessary for a quorum at the Annual Meeting) is required for approval of this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE PLAN DESCRIBED ABOVE.

                                   PROPOSAL 3

                     TO RATIFY THE SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

    Upon recommendation of the Audit Committee, the Board of Directors of the Company has selected Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999. A partner of Arthur Andersen LLP is expected to attend the Annual Meeting. He will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, management knows of no other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the meeting, it is the intention of the proxy holders named in the accompanying proxy to take such action as shall be in accordance with their judgment on such matters. The quorum requirement for convening the meeting is a majority of the outstanding shares of Common Stock.

                             EXECUTIVE COMPENSATION

    The Summary Compensation Table below sets forth information for services in all capacities paid or accrued for the fiscal years ended March 31, 1998, 1997 and 1996 by the Company to its Chief Executive Officer and the four other highest paid executive officers whose total annual compensation exceeded $100,000 for such fiscal years (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                               ------------
                                                    ANNUAL COMPENSATION         SECURITIES
                                 FISCAL YEAR     --------------------------     UNDERLYING
NAME AND PRINCIPAL POSITION     ENDED MARCH 31   SALARY ($)       BONUS ($)      OPTIONS
------------------------------  --------------   ----------       ---------    ------------
Elliot Friedman ..............       1998         $ 182,000       $ 100,000(1)    150,000
  Chairman of the Board of           1997           171,000(2)       50,000(1)     --
  Directors and Chief                1996            89,000          --           712,708(3)
  Executive Officer

Robert J. Burgess ............       1998         $ 381,000(4)    $ 100,000(1)    150,000
  President and Chief                1997           163,000(5)       50,000(1)    712,708(6)
  Operating Officer                  1996            --              --            --

Tasneem A. Khwaja, Ph.D. .....       1998         $ 152,000(2)    $  --            --
  Chief Scientific Officer and       1997           168,000(2)(7)    --            --
  Secretary                          1996            88,000(7)       --            --

Michael Tempesta, Ph.D. ......       1998         $ 150,000       $  30,000(8)    190,000
  Senior Vice President of           1997            --              --            --
  Research                           1996            --              --            --

Paul Johnston, Ph.D. .........       1998         $ 142,000       $  32,000(8)     65,000
  Senior Vice President of           1997            --              --            --
  Development                        1996            --              --            --

------------------------

(1) Amount represents payments made pursuant to a discretionary bonus.

(2) Pursuant to superceded employment agreements, each of Mr. Friedman and Dr. Khwaja received deferred salary payments of $40,000. Such payments were made upon completion of the Company's initial public offering and are included in the salary amount listed.

(3) Pursuant to an Agreement between the Company, Dr. Khwaja, and Mr. Friedman dated as of May 8, 1996, these options were canceled in connection with the issuance of 712,708 shares of Common Stock to Mr. Friedman for services to be rendered.

(4) Amount represents salary paid to Mr. Burgess in the amount of $94,000, consulting services of $21,000 paid to Dimension Memory, Inc. ("Dimension") and $266,000 that relates to an amended personal services agreement between the Company and Dimension. Such agreement was deemed satisfied as of October 1, 1997. See footnote 5 to this table.

(5) Represents amounts paid by the Company to Dimension which provided the services of Robert J. Burgess as President and Chief Operating Officer pursuant to a personal services agreement between the Company and Dimension. In December 1996, the Company amended its agreement with Dimension. The amended agreement provided for the accelerated payment by the Company of all amounts due under the personal services agreement in exchange for Dimension agreeing to provide additional services to the Company. As a result, the Company paid Dimension $312,000. Of the $312,000 paid to Dimension, $35,000 relating to services provided by Dimension to the Company for the period January 1997 through March 1997 are included, and $226,000 payable for services to be provided for the remaining term of the Agreement are not included. Amount also includes $50,000 of deferred payments pursuant to such personal services agreement, which were paid upon consummation of the Company's initial public offering. See footnote 4 to this table.

(6) These options, which were granted to Dimension pursuant to a consulting agreement between the Company and Dimension, were canceled in connection with the issuance of 712,708 shares of Common Stock to Dimension for services to be rendered by Dimension pursuant to the Personal Service Agreement between the Company and Dimension.

(7) Does not include $70,000 annual salary paid by USC to Dr. Khwaja as a professor. Approximately $30,000 of such salary was paid indirectly through payment by the Company to USC of the amount required by the Research Agreement. See Certain Relationships.

(8) Amount represents payments made relating to development goals achieved, as set forth in each individual's employment agreement.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants for the fiscal year ended March 31, 1998 to the Named Executive Officers. No stock appreciation rights ("SAR's") were awarded in fiscal 1998.

                                                    INDIVIDUAL GRANTS
                                           ------------------------------------
                                                              % OF TOTAL
                                                            OPTIONS GRANTED
                                                             TO EMPLOYEES                                   GRANT DATE
                                             OPTIONS           IN FISCAL          EXERCISE     EXPIRATION     PRESENT
NAME                                       GRANTED (#)           YEAR               PRICE         DATE       VALUE (1)
-----------------------------------------  -----------  -----------------------  -----------  ------------  -----------
Elliot P. Friedman.......................     150,000               13.1%         $    6.00    June 2007     $ 508,624
Robert J. Burgess........................     150,000               13.1%              6.00    June 2007       508,624
Michael Tempesta, Ph.D...................     190,000               16.5%              4.31    April 2007      466,158

------------------------

(1) As suggested by the Commission's rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. The present value calculation is based upon an option term of ten years and as regards to Messrs. Friedman and Burgess assumes an interest rate of 6.4%, no dividend yield and volatility of 58.1% and as regards to Dr. Tempesta assumes an interest rate of 6.7%, no dividend yield and volatility of 58.1%.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

    The following table provides certain information concerning the exercise of stock option for the fiscal year ended March 31, 1998 and shows the number of shares covered by both exercisable and non-exercisable stock options held as of the end of the Company's fiscal year ended March 31, 1998. Also shown are the values for in-the-money options, which represent the positive difference between the exercise price of such options and the fiscal year-end price of the Company's Common Stock.

                                                                               NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                                 OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS
                                                  SHARES                              YEAR END             AT FISCAL YEAR END (1)
                                                ACQUIRED ON        VALUE     --------------------------  --------------------------
NAME                                             EXERCISE        REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------  -----------------  -----------  -----------  -------------  -----------  -------------
Elliot P. Friedman.........................         --           $  --          150,000        --         $ 900,000    $   --
Robert J. Burgess..........................         --              --          150,000        --           900,000        --
Michael Tempesta, Ph.D.....................         --              --           85,000        105,000      653,650        807,450
Paul Johnston, Ph.D........................         --              --           25,000         40,000      196,750        314,800

------------------------

(1) At March 31, 1998, the closing price of the Company's Common Stock was
    $12.00.

EMPLOYMENT AND PERSONAL SERVICE AGREEMENTS

    The Company has entered into an employment agreement with Elliot P. Friedman, effective September 1, 1997 expiring on August 30, 2000. The agreement currently provides for an annual base salary of $235,000. If Mr. Friedman's employment is terminated without cause or if the termination is by Mr. Friedman on the basis of a breach by the Company, the Company is obligated to pay Mr. Friedman the salary and benefits earned or accrued through the date of termination, and within 30 days after termination, a lump sum of the present value of the salary provided for by the agreement for the 12 months immediately following termination. In the event of death or disability or if the agreement is voluntarily terminated by Mr. Friedman, or terminated for cause by the Company, the Company is obligated to pay only salary and benefits earned or accrued through the date of termination.

    The Company has entered into an employment agreement with Robert J. Burgess, effective October 1, 1997, that has substantially similar terms as Mr. Friedman's agreement described above, except that the agreement expires on October 1, 2000. Prior to entering into such employment agreement, the Company was party to a personal services agreement with Dimension whereby, Dimension agreed to provide the services of Robert Burgess as an executive officer of the Company. Such agreement was deemed satisfied as of October 1, 1997.

    The Company has entered into an employment agreement with Tasneem A. Khwaja, effective September 1, 1997, expiring on August 30, 2000. The agreement currently provides for an annual base salary of $172,000 and if Dr. Khwaja's employment is terminated without cause or if the termination is by Dr. Khwaja on the basis of a breach by the Company, the Company is obligated to pay Dr. Khwaja the salary and benefits earned or accrued through the date of termination and, within 30 days after termination, a lump sum of the present value of the salary provided for by the agreement for the 12 months immediately following termination. In the event of death or disability or if the agreement is voluntarily terminated by Dr. Khwaja or terminated for cause by the Company, the Company is obligated to pay only salary and benefits earned and accrued through the date of termination.

    The Company has entered into employment agreements with each of Drs. Johnston and Tempesta. The employment agreements provide for a base salary of $150,000 plus certain benefits for each, and include allowances for bonuses based upon development goals set forth in each individual's employment agreement. The agreements have one year terms and provide for three months severance pay in certain cases of termination.

    During the year ended March 31, 1998, the Company loaned Drs. Johnston and Tempesta $20,000 and $65,000, respectively. Each loan bears interest at a rate of 9.0%. Dr. Johnson's loan is due in January 1999 and Dr. Tempesta's loan is due in December 1998.

                             CERTAIN RELATIONSHIPS

    As of March 22, 1996, Mr. Friedman, JadiJo, Inc., a California corporation, Dr. Khwaja, Mr. Burgess, Dimension, and D-RAM Industries PTY, Ltd., an Australian company ("D-RAM"), entered into a stockholders agreement pursuant to which Dr. Khwaja contributed 1,336,978 shares of Common Stock to the Company as a capital contribution and the Company agreed to issue 624,270 shares of Common Stock to D-RAM, as nominee of Mr. Burgess, the Company's then Executive Vice President and Chief Operating Officer, and options to acquire 712,708 shares of Common Stock to Mr. Friedman, at an exercise price of $0.96 per share. Subsequently, pursuant to an agreement dated as of May 8, 1996 among the Company, Dr. Khwaja, and Mr. Friedman, the options granted to Mr. Friedman were canceled and he was issued 712,708 shares of Common Stock. Mr. Friedman has agreed that the shares issued to him will be cancelled on August 20, 2001, unless prior to that date (i) the Company has received approval of the FDA for the public sale of any pharmaceutical product; (ii) the Company has reported pretax earnings per share of $.50, exclusive of nonrecurring items for two consecutive years; (iii) the Company has consummated a merger, tender offer, or sale of all or substantially all of the shares of Common Stock (in excess of 90%) or sale of all of the assets of the Company or; (iv) the shares of Common Stock covered by the lock up agreements entered into by each of Mr. Friedman and Dr. Khwaja with the underwriter of the Company's initial public offering restricting the resale of shares of Common Stock until August 14, 2001 have been released. In 1997, the underwriter released Mr. Friedman and Dr. Khwaja from such Lock-up Agreements.

    In December, 1996, the Company amended a personal services agreement with Dimension. The amended agreement provides for the immediate payment by the Company of all amounts due under the Personal Services Agreement in exchange for Dimension agreeing to provide additional services to the Company. As a result of this amended agreement, the Company paid Dimension $312,000. Effective April 15, 1997, Dimension agreed to provide the services of Mr. Burgess as the Company's President and Chief Operating Officer and the Company agreed to pay Dimension at the rate of $36,000 per year, effective March 1, 1997. In October 1997, the personal services agreement was deemed satisfied. During the year ended March 31, 1998, Dimension also provided various administrative services, including travel coordination for the Company. The Company paid Dimension $63,000 for such services.

    Mr. Howard R. Asher, a member of the Company's Board of Directors during the year ended March 31, 1998, is the President, Chief Executive Officer and a controlling shareholder of ABA. ABA is a clinical research organization that provides FDA strategic consulting and professional services and provides guidance to the Company in connection with various clinical, scientific, and regulatory matters. The Company paid approximately $880,000 and $1,850,000 for the years ended March 31, 1997 and 1998, respectively, for services rendered by ABA.

    During the fiscal year ended March 31, 1998, Phillip G. Trad, a member of the Company's Board of Directors, provided various legal and business development services to the Company. In connection with such services the Company paid Mr. Trad $121,000. On November 1, 1997, Mr. Trad became an employee of the Company.

    There are no family relationships among the executive officers or directors of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of June 30, 1998, with respect to beneficial ownership of shares of Company Common Stock by any person who is known by the Company to be the beneficial owner of more than 5% of Company Common Stock, by directors individually, and by directors and executive officers of the Company as a group. The information presented is based upon information furnished to the Company by such beneficial owners.

                                                                                   PHARMAPRINT COMMON STOCK
                                                                             -------------------------------------
                                                                              AMOUNT AND NATURE OF
                                                                                   BENEFICIAL         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                           OWNERSHIP(2)           CLASS
---------------------------------------------------------------------------  ----------------------  -------------
Tasneem A. Khwaja, Ph.D....................................................          2,699,822(3)           19.8%
Elliot P. Friedman.........................................................          2,105,248(4)           15.3%
Robert J. Burgess..........................................................          1,956,248(5)           14.2%
JadiJo, Inc.(6)............................................................            115,270(7)          *
D-RAM Industries Pty Ltd.(8)...............................................            624,270(7)            4.6%
Dimension Memory, Inc.(9)..................................................            557,708(7)            4.1%
Phillip G. Trad............................................................            373,438(10)           2.7%
John H. Abeles, M.D.(11)...................................................             76,250(12)         *
Lyle Anderson(13)..........................................................             60,000(14)         *
Erinch R. Ozada(15)........................................................            101,750(16)         *
Nathan F. Troum, M.D.(17)..................................................             20,000(18)         *
All directors and executive officers as a group (12 people)................          7,619,631(17)          51.7%

The Company had 116 holders of record of its Common Stock as of July 27, 1998.

------------------------

   * Less than one percent (1%).

 (1) The address of each person listed in this table, except as otherwise noted, is c/o PharmaPrint Inc., 4 Park Plaza, Suite 1900, Irvine, California 92614.

 (2) As of June 30, 1998, the Company had 13,651,589 shares of Common Stock issued and outstanding. Includes the beneficial ownership of shares that the person has a right to acquire within sixty (60) days of June 30, 1998.

 (3) Includes 104,045 shares of Common Stock that Dr. Khwaja has agreed to transfer to John Kirch on August 14, 1998. Also includes call options (obligations to sell) granted by Dr. Khwaja in the amount of 200,000, 200,000, and 30,000 to Elliot P. Friedman, Robert J. Burgess, and Dr. Khwaja's son, respectively.

 (4) Includes options to purchase 150,000 shares of Common Stock. Does not include 200,000 call options (options to purchase) granted to Mr. Friedman by Dr. Khwaja.

 (5) Consists of 509,000, 115,270, 624,270, and 557,708 shares of Common Stock owned of record by Mr. Burgess, JadiJo, Inc., D-RAM Industries Pty Ltd., and Dimension, respectively, also shown separately in this table. Also, includes options to purchase 150,000 shares of Common Stock. Does not include 200,000 call options (options to purchase) granted to Mr. Burgess by Dr. Khwaja.

 (6) The address of JadiJo, Inc. is 32, EDIF, J.J. Vallarino, 1st Floor, Office 3, Panama City, Panama.

 (7) These shares are also included in the shares shown as beneficially owned by Robert J. Burgess. These entities are controlled by various of the children and/or sons-in-law of Mr. Burgess: James R. Burgess, Dione Neilson, Jodi Perkins, Jon Neilson and Brett Perkins

 (8) The address of D-RAM Industries Pty Ltd. Is 98 Edinborough Street, Benowa Waters, Gold Coast, 4217, Queensland, Australia.

 (9) The address of Dimension Memory, Inc. is 17 Baycove Lane, Newport Beach, California 92661.

 (10) Consists solely of options to purchase 373,438 shares of Common Stock.

 (11) The address of Dr. Abeles is c/o MedVest, Inc., 2365 N.W. 41st Street, Boca Raton, Florida 33431.

 (12) Consists solely of options to purchase 76,250 shares of Common Stock.

 (13) The address of Mr. Anderson is 900 Appolo, Suite 4, Houston, Texas 77058.

 (14) Consists solely of options to purchase 60,000 shares of Common Stock.

 (15) The address of Mr. Ozada is c/o Archery Capital LLC, 237 Park Avenue, Suite 801, New York, New York 10017.

 (16) Includes options to purchase 18,750 shares of Common Stock.

 (17) The address of Dr. Troum is 3878 43rd Street, San Diego, California 92105.

 (18) Consists solely of options to purchase 20,000 shares of Common Stock.

 (19) Includes beneficial ownership of Company Common Stock as follows: Tasneem
      A. Khwaja, Ph. D. 2,699,822 shares; Elliot P. Friedman--1,955,248 shares; Robert J. Burgess--1,806,248 shares; and Erinch R. Ozada--83,000 shares. Also includes options held by directors and executive officers of the Company to purchase the following number of shares of Common Stock: John
      H. Abeles, M.D.-- 76,250 shares; Lyle Anderson--60,000 shares; Robert Burgess--150,000 shares; Elliot P. Friedman-- 150,000 shares; Paul Johnston, Ph.D.--30,000 shares; Erinch R. Ozada--18,750 shares; Michael Tempesta, Ph.D.--108,333 shares; Phillip G. Trad--373,438 shares; Nathan
      F. Troum--20,000 shares; and James R. Wodach--88,542 shares.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to the Executive Officers of the Company:

           NAME             AGE                             POSITION
--------------------------  ---   ------------------------------------------------------------
                                  Chairman of the Board of Directors and Chief Executive
Elliot P. Friedman(1)       44      Officer
Robert J. Burgess           49    President and Chief Operating Officer
Tasneem A. Khwaja Ph.D.(1)  63    Chief Scientific Officer and Corporate Secretary
Joel Bresser, Ph.D.         43    Senior Vice President of DSHEA Products
Paul Johnston, Ph.D.        48    Senior Vice President of Development
Michael Tempesta, Ph.D.     45    Senior Vice President of Research
Phillip G. Trad(1)          49    Senior Vice President and General Counsel
James R. Wodach             36    Senior Vice President and Chief Financial Officer

------------------------

(1) Member of the Board of Directors of the Company

    ELLIOT P. FRIEDMAN joined the Company as Chief Financial Officer and a Director in November 1994 and became President and Chief Financial Officer in October 1995 and Chairman of the Board of Directors in April 1997. From July 1990 to July 1994, Mr. Friedman was co-founder and Chief Executive Officer of Biotek Solutions, a provider of monoclonal antibody and DNA-based systems used by pathologists for the diagnosis of cancer. Mr. Friedman received a Science of Management degree from the Massachusetts Institute of Technology.

    ROBERT J. BURGESS joined the Company as Executive Vice President and Chief Operating Officer in May 1996 and became President and Chief Operating Officer in April 1997. From April 1995 to April 1996, Mr. Burgess provided full-time consulting services to the Company. From April 1994 to April 1995, Mr. Burgess served as Chief Operating Officer of Dimension Memory, Inc. ("Dimension Memory") a company that trades in computer microchips. From February 1993 to April 1994, Mr. Burgess served as Chief Executive Officer of J. Micro Trading, an Australian company that trades in computer microchips. From January 1991 to January 1993, he was Chief Operating Officer of Integrated Memory Systems, which manufactured computer memory modules.

    TASNEEM A. KHWAJA, Ph.D. is founder of the Company and has served as Secretary of the Company since its inception in 1994 and Chief Scientific Officer since October 1995. From September 1994 to April 1997, Dr. Khwaja served as Chairman of the Board of Directors and from November 1994 to October 1995 served as President and Chief Executive Officer of the Company. Dr. Khwaja has been an Associate Professor of Pathology at the USC School of Medicine since 1973. Dr. Khwaja received a Ph.D. in Organic Chemistry and Chemistry of Nucleic Acids from Cambridge University.

    JOEL BRESSER, Ph.D. joined the Company as Senior Vice President of DSHEA Products in October 1997. From October 1995 to October 1997, Dr. Bresser was the founder and owner of Intellihance, Inc., a consulting company that provides strategic, marketing and technical services to healthcare and biotechnology companies. From January 1989 to October 1995, Dr. Bresser served in various executive capacities at Aprogenex, Inc. including President and Chief Executive Officer from April 1992 to October 1995. Dr. Bresser received a Ph.D. in Molecular Biology from Rice University.

    PAUL JOHNSTON, Ph.D. joined the Company as Vice President of Development in March 1997. From February 1995 to March 1997, Dr. Johnston was an independent consultant to a number of biotechnology start-up companies. From July 1993 to February 1995, Dr. Johnston served as the Vice President of the Product Development Division of NeXstar Pharmaceuticals, Inc. from September 1990 to July 1993, he was Senior Director of Pharmaceutical Development of Amylin Pharmaceutical, Inc. and prior to that held senior positions at Molecular Devices Corporation and Genentech Incorporated. Dr. Johnston received a Ph.D. in Biochemistry from Brandeis University.

    MICHAEL TEMPESTA, Ph.D. joined the Company as Senior Vice President of Research in March 1997. Immediately prior to joining the Company, Dr. Tempesta was the Chief Scientific Officer of Larex, Inc., a biotechnology company, from February 1995 to February 1997. From 1990 to 1994, Dr. Tempesta served as Chief Scientific Officer and in various executive positions at Shaman Pharmaceuticals, Inc. Dr. Tempesta received his Ph.D. in Organic Chemistry from the University of Arizona.

    PHILLIP G. TRAD, has been a director of the Company since November 1995 and Senior Vice President and General Counsel of the Company since November 1997. From 1988 until November 1997, Mr. Trad operated his own law practice in California. Mr. Trad has more than 20 years of experience providing legal representation to numerous companies including General Electric, RCA and NBC.

    JAMES R. WODACH, CPA joined the Company as Senior Vice President and Chief Financial Officer in December 1996. From April 1996 to December 1996, Mr. Wodach was Director of Finance for Paragon Biomedical, Inc. From October 1995 to April 1996, he was an independent consultant. From April 1994 to October 1995, Mr. Wodach was Senior Vice President of Finance, from April 1993 to April 1994 Senior Vice President and Chief Financial Officer, from July 1992 to April 1993 Vice President of Finance, and from November 1989 to July 1992, Controller for Regency Health Services, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and persons who hold more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities of the Company. Reporting Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended March 31, 1998, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with except that Messrs. Anderson and Asher filed late one report covering one transaction and Mr. Trad filed late two reports covering three transactions.

                              GENERAL INFORMATION

REVOCABILITY OF PROXIES

    Any proxy solicited hereby by the person giving it at any time before it has been exercised at the Annual Meeting may be revoked by giving notice of revocation to the Secretary of the Company in writing, submitting a later-dated proxy or by voting the shares in person at the 1998 Annual Meeting. Holders whose shares are in street name should consult with their brokers concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed proxy will be voted as directed by the holder on the proxy card. If no choice is specified, proxies will be voted FOR (i) election of the named directors to the Board of Directors, and (ii) all such other proposals listed in this Proxy Statement.

SOLICITATION COSTS

    The Company will pay the cost of preparing and mailing this proxy statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional reimbursement will be paid by the Company for the solicitation of those proxies. Such solicitation may by made by personal interview, telephone, and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 1999 ANNUAL MEETING

    The Company's 1999 Annual Meeting is anticipated to occur on or about September 8, 1999. A stockholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting must deliver the proposal so that it is received by the Company no later than April 1, 1999. The Company requests that all such proposals be addressed to Corporate Secretary, PharmaPrint Inc., 4 Park Plaza, Irvine, California 92614, and mailed certified mail, return receipt requested.

                                          By order of the Board of Directors

                                                    [SIGNATURE]

                                          Tasneem A. Khwaja, Ph.D.
                                          SECRETARY

Irvine, California
July 29, 1998

    THE COMPANY HAS MAILED A COPY OF ITS 1998 ANNUAL REPORT TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. INCLUDED IN THE 1998 ANNUAL REPORT ARE THE COMPANY'S FINANCIAL STATEMENTS FOR THE YEAR ENDED MARCH 31, 1998. THE COMPANY'S 1998 ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR SOLICITATION OF PROXIES.

                                PHARMAPRINT INC.
                        FOR THE HOLDERS OF COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
           1998 ANNUAL MEETING OF THE STOCKHOLDERS--SEPTEMBER 8, 1998

    The undersigned stockholder of PHARMAPRINT INC. (the "Company"), revoking all previous proxies, hereby appoints ELLIOT P. FRIEDMAN AND JAMES R. WODACH and each of them acting individually, as proxies of the undersigned and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on August 5, 1998 at the 1998 Annual Meeting of Stockholders of the Company to be held on September 8, 1998, at 9:00 a.m., local time, at the Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, California, 92614, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, "FOR" THE ITEM LISTED IN PROPOSAL II, "FOR" THE ITEM LISTED IN PROPOSAL III, AND "FOR" ANY FOURTH MATTER SET FORTH BELOW. IN PROPOSAL I, AUTHORITY TO VOTE FOR PARTICULAR NOMINEE(S) MAY BE WITHHELD BY LINING THROUGH THE NAME(S) OF THE PARTICULAR NOMINEE(S).

PROPOSAL I

1.  / / FOR nominees for       / / WITHHOLD AUTHORITY to  / / FOR nominees for
    director named below.      vote.                      director named below,
                                                          except WITHHOLD AUTHORITY
                                                          to vote for the nomi-
                                                          nee(s) whose name(s) is
                                                          (are) lined through.

 Nominees: JOHN H. ABELES, M.D., LYLE ANDERSON, ELLIOT P. FRIEDMAN, TASNEEM A. KHWAJA, PH.D., ERINCH OZADA, PHILLIP C. TRAD AND NATHAN F. TROUM, M.D., will be considered nominees for election at the Annual Meeting.

PROPOSAL II

2. The Amendment to the Company's 1995 Stock Option Plan, As Amended, to increase the number of shares of common stock authorized for issuance thereunder from 2,200,000 shares to 2,900,000 shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

PROPOSAL III

3. The ratification of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending March 31, 1999.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. The authority of the proxies, in their discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof.

                    / /  FOR                    / /  ABSTAIN

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxies do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the description, authority or capacity of the person signing is given or any other defect of signature exists.
                                           DATED: _________________________ 1998
                                           ______________________________ (SEAL)
                                           (Stockholder's Signature)
                                           ______________________________ (SEAL)
                                           (Stockholder's Signature)

                                           Please sign this proxy exactly as the
                                           name appears in the address above. If
                                           shares are registered in more than
                                           one name, all owners should sign. If
                                           signing in a fiduciary or
                                           representative capacity, such as
                                           attorney-in-fact, executor,
                                           administrator, trustee or guardian,
                                           please give full title and attach
                                           evidence of authority. If signer is a
                                           corporation, please sign the full
                                           corporate name and an authorized
                                           officer should sign such officer's
                                           name and title and affix the
                                           corporate seal, if any.